                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  April 12, 1996
                Date of earliest event reported:  April 10, 1996

                               ATLAS CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE               1-2714           13-5503312
          (State of           (Commission       (IRS Employer
          Incorporation)      File Number)     Identification No.)


                       370 SEVENTEENTH STREET, SUITE 3150
                             DENVER, COLORADO 80202
                    (Address of principal executive offices)


                                 (303) 825-1200
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     The news release dated April 10, 1996, a copy of which is attached as
Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ATLAS CORPORATION

Date:  April 12, 1996                    By:  /s/ JEROME C. CAIN
                                             -----------------------------
                                                  Jerome C. Cain
                                                Vice President - Finance

                                 EXHIBIT INDEX


Exhibit No.  Description                           Page No.
- -----------  -----------                           --------

1.           News Release dated April 10, 1996        5